Exhibit 99.1

Logiq Acquires Park Place Payments, Award-Winning, Women-Owned Fintech Company

New York, NY, Apr. 26, 2023 (GLOBE NEWSWIRE) – Logiq, Inc. (OTCQX:LGIQ), a leading provider of digital consumer acquisition solutions, has acquired Park Place Payments, an award-winning fintech company delivering innovative merchant payment solutions and adjacent financial services to SMBs through a nationally distributed local sales force.

Park Place is at the forefront of the booming gig economy, recruiting, training and motivating its independent account executives through a virtual workplace and online community. The company provides its sales force a unique opportunity to build an unlimited recurring income stream without any financial commitment.

Over a relatively short period of time, this network of now more than 1,500 account executives has grown Park Place’s annualized transaction volume to more than $180 million, from which Park Place expects to generate more than $5 million in revenue and positive cash flow this year.

The company has received nationwide recognition for its revolutionary approach to financial freedom, particularly for women and minorities. Park Place has been featured on Bloomberg, Forbes, Fox Business, Fortune, and Inc. Magazine, and multiple other major media outlets. It has also received the prestigious Worldwide Finance Award, the Stevie Award for Women in Business (twice), and ranked among Growjo’s 100 Fastest Growing Companies in Los Angeles for 2023.

Park Place was founded in 2018 by CEO Samantha Ettus, who recognized an unmet need for recurring revenue opportunities for freelance workers seeking flexibility and freedom from traditional workplace constraints. She also observed a pervasive dissatisfaction with financial service providers among small business owners. Park Place was formed to simultaneously tackle both problems.

“When we launched Park Place five years ago, we had a vision for recruiting and developing a new kind of sales force to disrupt a fast-growing industry and do business in a different way," stated Ettus. “Given Logiq’s complementary digital marketing business for brands and agencies, they are the ideal partner to turbo-boost our trajectory, attract great talent, and reach a broader world of industries with our unique localized sales force.”

For Logiq, Park Place brings a blue sky of ‘cross-pollination’ opportunities for growth and innovation between its platforms, and a means to differentiate itself among other digital marketing and AdTech companies.

According to Logiq CEO, Brent Suen: “In addition to providing Park Place a public platform to finance its growth and expansion, Logiq has an extraordinary opportunity to offer their clients our customer lead generation and marketing services in a way that was previously inaccessible to small businesses. We also plan to offer additional fintech products to Park Place’s vast customer base, including, for example, insurance and lending products that would be provided by our DataLogiq digital advertising clients. We see such a Salesforce-as-a-Service creating a whole new and powerful value proposition for brands and agencies. The countless synergies are phenomenal.”

About half of the total U.S. workforce or 86.5 million people are expected to be freelancing by 2027, according to Statista. Park Place is positioned to capitalize on this trend by offering a straightforward pathway to financial independence. Now as part of Logiq, Ettus and Suen see a path for growing Park Place’s sales force to more than 40,000 account executives over the next few years.

“Through these multiple initiatives that will build upon an already fast-growing business, we can see the revenue we’ll generate through the addition of Park Place easily reaching $15 million or more over the next year,” added Suen.

Logiq will continue to focus on its M&A program, which includes plans for adding other complementary businesses and brands. “We see Park Place as just the beginning of our evolution into a company of direct-to-consumer and B2B brands that are complementary to and empowered by the industry’s most powerful AI-driven digital advertising and marketing platform,” noted Suen. “This model turned Alphabet into the $1.3 trillion behemoth it is today, and we plan to follow suit.”

Logiq acquired Park Place as a wholly owned subsidiary in an all-stock transaction valued at more than $6 million after the achievement of certain milestones. Additional details about the transaction will be available in a Form 8-K on www.sec.gov and on the investor section of Logiq’s website.

About Park Place Payments

Park Place Payments was created to minimize the pain points businesses experience with payment processing, offering a diverse range of payment solutions delivered with a relentless commitment to proactive customer service. With a community-driven sales force comprised mostly of women and an award-winning, in-house service team, Park Place shows businesses what it is like to have a payment processor they can count on. To learn more, visit www.parkplacepayments.com.

About Logiq
Logiq Inc. is a U.S.-based provider of e-commerce and digital customer acquisition solutions. It simplifies digital advertising for agencies, SMBs and enterprises by providing a data-driven, end-to-end marketing solution. The company’s digital marketing offerings include a holistic, self-serve ad tech platform. Its proprietary AI-powered solutions enable brands and agencies to advertise across thousands of the world’s leading digital and connected TV publishers. To learn more about Logiq, visit www.logiq.com.

Important Cautions Reading Forward-Looking Statements
This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding the consummation of our DataLogiq segment’s proposed SPAC merger, our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, potential strategic transactions, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, and other risks described in the Company’s prior press releases and in its filings with the SEC including its Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, CEO
Logiq, Inc.
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Logiq Investor Relations:
Ron Both or Grant Stude
CMA Investor Relations
Tel (949) 432-7566
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Logiq Media & ESG Contact:
Tim Randall
CMA Media Relations
Tel (949) 432-7572
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